Exhibit 99.4

Financial Overview Jim Hatfield Analyst Conference November 7, 2008

Today's Agenda Financial objectives Third quarter earnings Capital expenditures Liquidity and debt profile O&M cost management initiatives Credit ratings and financial metrics Value proposition

Long-Term Financial Objectives Retain APS investment-grade credit ratings Improve financial strength and agility Emphasize capital and O&M budgeting disciplines Maintain ample liquidity and access to capital Constructively address earnings attrition Improve total return to above industry average

APS $ 160 $ 204 $ (44) SunCor (6) 6 (12) Other (2) (1) (1) Net income $ 152 $ 209 $ (57) Earnings per share $ 1.50 $ 2.07 $ (0.57) 2008 2007 Change 3rd Quarter September Earnings Summary $ Millions, Except EPS

2007 Rates Growth O&M MTM Weather SunCor Tax 2007 2.07 2.07 2.14 2.03 1.86 1.72 1.6 1.5 1.5 2008 0.07 0.06 0.17 0.17 0.14 0.12 0.1 2007 $2.07 Rate increases $0.07 Growth $0.06 O&M* $(0.17) SunCor $(0.12) Weather $(0.14) Hedge mark-to- market $(0.17) 2008 $1.50 3rd Quarter September 2008 vs 3rd Quarter September 2007 Major EPS Variances * Excludes $0.03 for regulatory-related programs offset in revenues 3Q07 prior- year tax benefits $(0.10)

Consolidated on-going earnings expected to be within reasonable range around $2.50 per share Excludes $0.30 per share of prior-year tax credits recorded second quarter 2008 APS will contribute substantially all of the earnings SunCor's contribution will be minimal 2008 Earnings Guidance As of November 4, 2008

Primary Future Earnings Drivers Customer growth Rate increases - Transmission - Interim - Base O&M Capital expenditures - Depreciation - Property taxes - Interest Inflation Economy Weather

($ Millions) 2005 2006 2007 2008 2009 2010 2011 APS Distribution 325 357 372 370 270 260 350 APS Transmission 92 113 138 180 260 100 180 APS Generation 356 176 353 370 330 310 340 Other 36 16 37 40 40 40 50 Total before deferrals & cancellations 809 662 900 960 1190 990 970 Deferrals & Cancellations 190 280 50 Total with deferrals & cancellations 809 662 900 960 900 710 920 $ Millions Projected APS Distribution APS Generation APS Transmission Significant APS Capital Expenditures to Support Long-Term Growth Other Deferrals & Cancellations Excluding SunCor

APS Capital Expenditure Reduction Details Announced October 2008 Transmission $ 60 $ 190 $ 180 $ 430 Distribution 100 80 30 210 Generation 60 60 (40) 80 Total 220 330 170 720 Line extension effects (30) (50) (120) (200) Net reductions $ 190 $ 280 $ 50 $ 520 2009 2010 2011 Total ($ Millions)

Slower customer growth 130 0.62 Improved planning, logistics & other 60 0.29 Deferral of upgrades & projects 20 0.09 Total 210 1 Continued customer growth slowing 0.8 Deferral of upgrades & projects 0.2 APS Capital Expenditure Reductions Announced January 2008 More than $200 million in 2008 - 2012 Announced October 2008 More than $700 million in 2009 - 2011

Ample Liquidity Resources Revolving Credit Facilities Short-term Borrowings As of September 30, 2008 PNW (parent) $300 million revolver expires December 2010 APS $400 million revolver expires December 2010 APS $500 million revolver expires September 2011 $51 million capacity loss from Lehman commitments No MAC clauses or "clean down" provisions $1.15 Billion $442 Million Cash & Investments $105 Million

Solid Revolver Bank Groups ($ Millions) APS PNW Total % of Total BNY Mellon $ 80 $ 30 $ 110 9.2 Bank of America 93 17 110 9.2 Citigroup 77 29 106 8.8 JPMorgan Chase 77 29 106 8.8 Keybank 68 29 97 8.1 Credit Suisse 61 17 78 6.5 Barclays 53 17 70 5.8 Wells Fargo 53 17 70 5.8 UBS Warburg 53 17 70 5.8 Union Bank 39 29 68 5.7 Mizuho 28 21 49 4.1 Continued

APS PNW Total % of Total Sun Trust $ 36 $ - $ 36 3.0 Wachovia 36 - 36 3.0 US Bank 17 13 30 2.5 KBC Bank 24 - 24 2.0 Dresdner 24 - 24 2.0 Bank of Tokyo - Mitsubishi 11 9 20 1.7 Northern Trust 11 9 20 1.7 Chang Hwa 15 - 15 1.3 Bank Hapoalim 10 - 10 0.8 Sub-Total 866 283 1,149 95.8 Lehman Brothers 34 17 51 4.2 Total $ 900 $ 300 $1,200 100.0 Solid Revolver Bank Groups - Continued ($ Millions)

Debt and Cash Balances September 30, 2008 APS* Parent SunCor Total Long-term debt including current maturities $ 2,851 $ 175 $ 177 $ 3,203 Short-term debt 270 167 5 442 Total debt $ 3,121 $ 342 $ 182 $ 3,645 Cash and investments $ 76 $ 19 $ 10 $ 105 * Excluding sale leaseback obligation bonds (approximately $188 million) $ Millions

Auction Rate - Ambac 343 Variable Rate - LOC 196 Fixed rate 90 Variable Rate - Unenhanced 27 Tax-Exempt Debt Profile September 30, 2008 $656 Million

Manageable Long-Term Debt Maturity Profile 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 SunCor 126 46 2 2 2 PNW 175 APS 400 379 301.3 488 250 $ Millions APS PNW SunCor

O&M Cost Management Initiatives Control costs to manage increases and related risks

Pension Update 2006 2007 Projected 2008 Required cash contributions 33 22 2 Optional cash contributions 14 30 33 Income statement expense 31 28 25 2006 2007 2008 Projected $ Millions Prudent funding of pension obligation 94% cash funded at 2007 plan year-end Annual actuarial valuations based on year-end status

Long-Term Focus on Improving APS Credit Metrics '04 '05 '06 '07 '08 0.162 0.164 0.183 0.186 0.202 Funds From Operations / Debt '04 '05 '06 '07 '08 0.58 0.493 0.499 0.503 0.504 Adjusted Debt / Total Capitalization* Based on 2008 earnings guidance * Adjusted for Palo Verde Unit 2 sale leaseback Projected Projected

APS Net Cash Flow as Percent of Capital Expenditures 2004 2005 2006 2007 2008 0.452 0.369 0.81 0.662 0.75 Projected Based on 2008 earnings guidance

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Value Proposition Integrated, regulated electric utility Attractive long-term economic fundamentals Operational excellence Experienced management and workforce Focus on regulatory improvements Financial performance focus Valuation $2.10 per share annual dividend Investment-grade credit quality Opportunities for valuation expansion